UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08076

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

J. Kevin Gao, Esq. The Emerging Markets Telecommunications Fund, Inc. Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	October 31st

Date of reporting period:	November 1, 2006 to October 31, 2007

Item 1. Reports to Stockholders.

THE EMERGING MARKETS
TELECOMMUNICATIONS
FUND, INC.

ANNUAL REPORT
OCTOBER 31, 2007

ETF-AR-1007

LETTER TO SHAREHOLDERS

December 20, 2007

Dear Shareholder:

Market Review: A strong period for emerging markets

For the 12-month period ended October 31, 2007, emerging markets in general, and specifically the telecommunications subsector, performed very strongly. The relative outperformance of the asset class compared to developed markets was primarily driven by robust GDP and earnings growth, positive liquidity conditions and strong investor interest.

Strategic Review: Wireless companies provide strong growth

For the annual period ended October 31, 2007, The Emerging Markets Telecommunications Fund, Inc. (the "Fund") had a return of 68.25% based on net asset value, versus 65.22% for the Morgan Stanley Capital International Emerging Markets Index* (MSCI EM) and an increase of 75.6% for the telecommunications services sub sector of the MSCI EM. Based on the market price, the Fund had a return of 75.68% for the period.

Fund performance was achieved by exposure to the leading emerging market wireless companies including América Móvil (14.8% of the Fund's net assets as of October 31, 2007), MTN Group (7.4% of the Fund's net assets as of October 31, 2007), and Reliance Communications (3.2% of the Fund's net assets as of October 31, 2007). The Fund also gleaned additional performance from wireless growth companies by being invested in the Russian and Brazilian markets—which are being driven by strong growth in disposable income and increased mobile penetration, respectively.

Additionally, underweight positions in some of the integrated operators, which are challenged by revenue declines as legacy services (such as analogue lines) experience significant price deflation contributed to the performance of the Fund.

The Fund's exposure to 'Infrastructure' as a theme delivered mixed results. The investment in Mexican regional airports was a notable positive contributor, but was offset by the underperformance of an investment in business process outsourcing in the Philippines.

As discussed in previous reports, most of the Fund's private placement holdings are technology-oriented venture capital funds. The most recent twelve-month period saw widespread stability as well as increases in valuations. Write-ups of investments were generally the result of a third-party financing round, IPO, or the sale of an investment, while write-downs reflected the manager's judgment with respect to any impairment of value. Several of these funds benefited from the appreciation and increased liquidity of underlying investments, primarily in those companies that had already reached a level of maturity that allowed them to go public.

Distributions in this period increased significantly from the previous fiscal year ($11.7 million as compared to $4.6 million) as a result of the improving technology sector in combination with the maturation of the underlying portfolio companies. This is driving a growing number of liquidity events (strategic sales or sales in the public markets). We would

LETTER TO SHAREHOLDERS (CONTINUED)

hope to see this trend continue over the coming quarters. In the current period, the main contributor to the total of distributions was the sale of a Russian asset in which the Fund earned 5.6 times the $1.0 million originally invested.

The investment pace of the funds slowed, with approximately $0.8 million of capital calls made by the Fund investments during the period. We believe that recent investments made by general partners with whom we have invested are being done at better valuations and at a later stage in companies' development. In this context, we hope that the performance should be successful over time.

Portfolio Themes and Market Outlook: The inexorable growth of mobile data continues

The following portfolio themes have been developed to assist with the construction of the portfolio over the last twelve months:

•  'Profitable subscriber growth' has identified that increased network coverage and handset availability have successfully driven increased mobile penetration levels in emerging markets;

•  'Infrastructure' is another theme which has been given exposure within the portfolio through direct investment in telecoms companies which may, for example, be de-merging their towers businesses to highlight additional value (as in the case of some Indian telecoms companies). The theme has also been used for diversification by investing modestly in companies owning and managing airport and electricity infrastructures;

•  'Market repair' is an additional theme in the portfolio as markets, like Brazil, that are ripe for consolidation have been identified. Market consolidation can moderate irrational pricing and engender a more favorable competitive structure which can boost a company's returns;

•  'Next generation network restructuring' is an emerging trend which should reduce the operating expenses of companies as operators rationalize their legacy networks;

•  Finally, 'Capital Management' is becoming increasingly important as an investment criterion as companies' growth rates moderate and debt is paid down. The identification of an optimal level of balance sheet gearing and the development of an appropriate use of cash and cash returns policy to shareholders can be a significant differentiator for investors.

For the future, revenues from wire-line legacy services will continue to decline year-on-year and are being replaced increasingly by the growth of broadband services and value-added services such as anti-virus software and remote IT support. Integrated operators are also investing in Internet Protocol Television (IPTV) and content as a means to differentiate their residential broadband services. In the business segment, the growth of managed services is also noteworthy as Telecoms companies develop sector specific expertise. Additionally, ensured quality of service and enhanced transmission speeds also command premium pricing.

LETTER TO SHAREHOLDERS (CONTINUED)

In the mobile segment, the inexorable growth of mobile data continues. Short Message Service (SMS), or text messaging, comprises the majority of the data pie. However, as transmission speeds increase, email, web-browsing, music downloads and ecommerce via mobile phones are becoming increasingly significant. Operators also envisage advertising will prove to be a lucrative revenue opportunity over the medium term.

Meanwhile, the infrastructure these services are provided over is also evolving. In the fixed networks, companies are de-layering and simplifying their legacy networks as they deploy Next Generation Networks that should reduce operating expenses—including headcount. Fixed network operators are also increasing the amount of fibre deployed in their networks to enhance the amount and quality of service to users as applications are increasingly bandwidth hungry.

Similarly, in mobile networks, management teams are upgrading the transmission speeds available over their networks through the deployment of third generation technologies. Indeed, integrated operators are increasingly unifying their hitherto separate fixed and mobile networks.

Respectfully,

Neil Gregson	Lawrence D. Haber

Chief Investment Officer **	Chief Executive Officer and President ***

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Since the Fund focuses its investments on companies involved in telecommunications, an investment in the Fund may involve a greater degree of risk than an investment in other funds that seek capital appreciation by investing in a broader mix of issuers.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

LETTER TO SHAREHOLDERS (CONTINUED)

We wish to remind shareholders about the Fund's dividend reinvestment program known as the InvestlinkSM Program (the "Program"). The Program is sponsored and administered by Computershare Trust Company, N.A. (Computershare"), not by the Fund. Computershare will act as program administrator (the "Program Administrator") of the Program. The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: (800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada). All correspondence regarding the Program should be directed to: Computershare Trust Company, N.A., InvestlinkSM Program, P.O. Box 43078, Providence, RI 02940-3010.

* The Morgan Stanley Capital International Emerging Markets Index is an unmanaged index (with no defined investment objective) of emerging-market equities that includes reinvestment of net dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Neil Gregson, who is a Managing Director of Credit Suisse Asset Management, Limited ("Credit Suisse Ltd."), is head of emerging market equities, based in London. Prior to assuming this role in 2003, he was chief investment officer for equities in Emerging Europe, the Middle East and Africa. Mr. Gregson joined Credit Suisse Ltd. in 1990 after working as an investment analyst in Johannesburg. Previously, he was a mining engineer with Anglo American Corporation in South Africa. Mr. Gregson holds a BSc (Hons.) in mining engineering from Nottingham University. He is also the Chief Investment Officer of The First Israel Fund, Inc.

*** Mr. Haber is a Managing Director and Chief Operating Officer of the Asset Management Division of Credit Suisse and a member of the Asset Management Division's Management Committee. Mr. Haber has been associated with Credit Suisse since 2003. Previously, he was Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Portfolio Summary
October 31, 2007 (unaudited)

SECTOR ALLOCATION

GEOGRAPHIC ASSET BREAKDOWN

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Portfolio Summary (continued)
October 31, 2007 (unaudited)

SUMMARY OF SECURITIES BY COUNTRY/REGION

TOP 10 HOLDINGS, BY ISSUER

	Holding	Sector	Country	Percent of Net Assets
1.	China Mobile Ltd.	Wireless Telecommunication Services	China	30.2
2.	América Móvil S.A. de C.V.	Wireless Telecommunication Services	Mexico	14.8
3.	MTN Group Ltd.	Wireless Telecommunication Services	South Africa	7.4
4.	Mobile Telesystems	Wireless Telecommunication Services	Russia	4.9
5.	Vimpel-Communications	Wireless Telecommunication Services	Russia	4.4
6.	PT Telekomunikasi Indonesia	Diversified Telecommunication Services	Indonesia	4.0
7.	Reliance Communications Ltd.	Diversified Telecommunication Services	India	3.2
8.	China Telecom Corp. Ltd.	Diversified Telecommunication Services	China	2.8
9.	Telkom South Africa Ltd.	Diversified Telecommunication Services	South Africa	2.4
10.	Turkcell Iletisim Hizmetleri AS	Wireless Telecommunication Services	Turkey	2.4

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Schedule of Investments
October 31, 2007

Description	No. of Shares	Value
EQUITY OR EQUITY-LINKED SECURITIES-99.23%
Equity or Equity-Linked Securities of Telecommunication Companies in Emerging Countries-97.94%
Asia-0.80%
Diversified Telecommunication Services-0.80%
TVG Asian Communications Fund II, L.P.†‡# (Cost $1,790,961)	3,622,118	$2,018,911
Brazil-5.46%
Diversified Telecommunication Services-3.53%
Brasil Telecom Participações S.A.	94,100	2,812,669
Brasil Telecom Participações S.A. ADR	22,000	1,636,580
Tele Norte Leste Participações S.A.	47,300	1,795,535
Tele Norte Leste Participações S.A. ADR¥	124,800	2,720,640
		8,965,424
Wireless Telecommunication Services-1.93%
Tim Participações S.A., ADR¥	39,645	1,839,528
Vivo Participações S.A., ADR¥	518,124	3,051,750
		4,891,278
Total Brazil (Cost $9,064,118)		13,856,702
China-33.04%
Diversified Telecommunication Services-2.81%
China Telecom Corp. Ltd.	8,265,000	7,145,768

Description	No. of Shares	Value
Wireless Telecommunication Services-30.23%
China Mobile Ltd.	2,049,500	$42,367,254
China Mobile Ltd., ADR	331,394	34,358,930
		76,726,184
Total China (Cost $31,669,509)		83,871,952
Egypt-2.49%
Diversified Telecommunication Services-0.74%
Telecom Egypt	520,760	1,874,113
Wireless Telecommunication Services-1.75%
Orascom Telecom Holding SAE	311,149	4,451,779
Total Egypt (Cost $4,767,847)		6,325,892
India-4.30%
Diversified Telecommunication Services-3.18%
Reliance Communications Ltd.	407,937	8,067,984
Wireless Telecommunication Services-1.12%
Bharti Airtel Ltd.†	110,584	2,847,632
Total India (Cost $4,824,345)		10,915,616
Indonesia-3.99%
Diversified Telecommunication Services-3.99%
PT Telekomunikasi Indonesia (Cost $4,946,113)	8,437,500	10,129,762
Israel-2.62%
Technology-0.41%
SVE Star Ventures Enterprises GmbH & Co. No. IX KG†‡#	1,901,470	1,034,837

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Schedule of Investments (continued)
October 31, 2007

Description	No. of Shares	Value
Venture Capital-2.21%
BPA Israel Ventures LLC†‡#	1,674,587	$1,104,815
Concord Ventures Fund II, L.P.†‡	4,000,000	1,154,420
Formula Ventures L.P.†‡	1,500,000	16,665
Giza GE Venture Fund III, L.P.†‡	2,750,000	1,760,880
K.T. Concord Venture Fund L.P. †‡	2,000,000	269,196
Neurone Ventures II, L.P.†‡#	603,684	229,367
Walden-Israel Ventures III, L.P.†‡#	1,166,688	1,085,836
		5,621,179
Total Israel (Cost $9,780,302)		6,656,016
Latin America-0.80%
Venture Capital-0.26%
JPMorgan Latin America Capital Partners L.P.†‡#	2,157,213	660,989
Wireless Telecommunication Services-0.54%
NII Holdings Inc.†¥	23,772	1,378,776
Total Latin America (Cost $1,774,812)		2,039,765
Mexico-16.43%
Diversified Telecommunication Services-1.63%
Axtel, S.A.B. de C.V.†	116,809	294,664
Teléfonos de México S.A.B. de C.V., Series L, ADR	105,200	3,847,164
		4,141,828
Wireless Telecommunication Services-14.80%
América Móvil S.A. de C.V., Series L, ADR	574,600	37,573,094
Total Mexico (Cost $9,957,184)		41,714,922

Description	No. of Shares	Value
Philippines-2.18%
Diversified Telecommunication Services-1.92%
Philippine Long Distance Telephone Co.	69,762	$4,863,741
Wireless Telecommunication Services-0.26%
Globe Telecom, Inc.	16,600	650,134
Total Philippines (Cost $2,930,124)		5,513,875
Russia-10.83%
Diversified Telecommunication Services-1.55%
Comstar United Telesystems, GDR§	108,751	1,332,200
Golden Telecom, Inc.	25,251	2,612,216
		3,944,416
Wireless Telecommunication Services-9.28%
Mobile Telesystems, ADR¥	149,773	12,431,159
Vimpel-Communications, ADR¥	336,010	11,111,851
		23,543,010
Total Russia (Cost $13,917,270)		27,487,426
South Africa-9.81%
Diversified Telecommunication Services-2.39%
Telkom South Africa Ltd.	222,880	6,062,914
Wireless Telecommunication Services-7.42%
MTN Group Ltd.	972,117	18,837,020
Total South Africa (Cost $12,620,195)		24,899,934
South Korea-1.39%
Wireless Telecommunication Services-1.39%
SK Telecom Co., Ltd. (Cost $2,754,447)	15,005	3,520,410

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Schedule of Investments (continued)
October 31, 2007

Description	No. of Shares	Value
Thailand-0.00%
Diversified Telecommunication Services-0.00%
True Corporation Public Company Ltd., Foreign Registered, Warrants (expiring 04/03/08)†* (Cost $0)	1,717,483	$0
Turkey-2.36%
Wireless Telecommunication Services-2.36%
Turkcell Iletisim Hizmetleri AS (Cost $3,970,465)	615,639	6,000,542
Global-1.44%
Diversified Telecommunication Services-0.38%
TeleSoft Partners L.P.†‡	1,250,000	24,712
TeleSoft Partners II QP, L.P.†‡#	2,040,000	941,705
		966,417
Venture Capital-1.06%
Emerging Markets Ventures I, L.P.†‡#	7,248,829	2,693,230
Total Global (Cost $4,464,318)		3,659,647
Total Emerging Countries (Cost $119,232,010)		248,611,372
Equity Securities of Telecommunication Companies in Developed Countries-0.31%
United States-0.31%
Internet Software & Services-0.31%
Technology Crossover Ventures IV, L.P.†‡# (Cost $622,938)	1,902,600	785,987

Description	No. of Shares	Value
Equity Securites of Companies Providing Other Essential Services in the Development of an Emerging Country's Infrastructure-0.98%
Argentina-0.00%
Investment & Holding Companies-0.00%
Exxel Capital Partners V, L.P.†‡ (Cost $380,481)	1,897,761	$0
Israel-0.03%
Investment & Holding Companies-0.03%
The Renaissance Fund LDC†‡ (Cost $481,857)	160	57,845
Mexico-0.95%
Transportation Infrastructure-0.95%
Grupo Aeroportuario del Pacifico S.A. de C.V., ADR (Cost $1,595,997)	46,100	2,417,945
Total Other Essential Services (Cost $2,458,335)		2,475,790
TOTAL EQUITY OR EQUITY-LINKED INVESTMENTS-99.23% (Cost $122,313,283)		251,873,149
	Principal Amount (000's)
SHORT-TERM INVESTMENTS-8.88%
United States-8.88%
Bear, Stearns & Co. Inc., repurchase agreement (Agreement dated 10/31/2007 to be repurchased at $1,124,147), 2.47%**, 11/01/07, collateralized by U.S. Treasury Strips***	$1,124	1,124,070

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Schedule of Investments (continued)
October 31, 2007

Description	Principal Amount (000's)	Value
Bear, Stearns & Co. Inc., repurchase agreement (Agreement dated 10/31/2007 to be repurchased at $21,425,413), 4.94%****, 11/01/07, collateralized by U.S. Treasury Strips***	$21,422	$21,422,475
TOTAL SHORT-TERM INVESTMENTS (Cost $22,546,545)		22,546,545
Total Investments-108.11% (Cost $144,859,828) (Notes B,E,G)		274,419,694
Liabilities in Excess of Cash and Other Assets-(8.11)%		(20,589,605)
NET ASSETS-100.00%		$253,830,089

†  Non-income producing security.

‡  Restricted security, not readily marketable; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors, under procedures established by the Board of Directors. (See Notes B and H).

#  As of October 31, 2007, the aggregate amount of open commitments for the Fund is $3,408,889. (See Note H).

¥  Security or a portion thereof is out on loan.

§  SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers."

*  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Note B).

**  Interest rate after any rebate earned by borrower of securities.

***  Represents security purchased with cash collateral received for securities on loan.

****  Interest rate before any rebate earned by borrower of securities.

ADR  American Depositary Receipts.

GDR  Global Depositary Receipts.

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Statement of Assets and Liabilities
October 31, 2007

ASSETS
Investments, at value, including collateral for securities on loan of $22,546,545 (1) (Cost $144,859,828) (Notes B,E,G)	$274,419,694
Cash (including $4,964,800 of foreign currencies with a cost of $4,934,416)	4,385,568
Receivables:
Investments sold	1,536,037
Investment advisor (Note C)	388,351
Dividends receivable	89,475
Prepaid expenses	1,573
Total Assets	280,820,698
LIABILITIES
Payables:
Upon return of securities loaned (Note B)	22,546,545
Investments purchased	3,945,882
Investment advisory fee (Note C)	212,371
Directors' fees	35,639
Administration fees (Note C)	22,983
Other accrued expenses	227,189
Total Liabilities	26,990,609
NET ASSETS (applicable to 8,550,144 shares of common stock outstanding) (Note D)	$253,830,089
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 8,550,144 shares issued and outstanding (100,000,000 shares authorized)	$8,550
Paid-in capital	164,628,078
Undistributed net investment income	93,579
Accumulated net realized loss on investments and foreign currency related transactions	(40,882,630)
Net unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	129,982,512
Net assets applicable to shares outstanding	$253,830,089
NET ASSET VALUE PER SHARE ($253,830,089 ÷ 8,550,144)	$29.69
MARKET PRICE PER SHARE	$28.08

(1) Includes securities out on loan to brokers with a market value of $22,179,329.

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Statement of Operations
For the Fiscal Year Ended October 31, 2007

INVESTMENT INCOME
Income (Note B):
Dividends	$3,345,107
Interest	167,696
Securities lending	99,289
Less: Investment loss allocated from partnerships	(464,482)
Less: Foreign taxes withheld	(288,403)
Total Investment Income	2,859,207
Expenses:
Investment advisory fees (Note C)	2,080,344
Custodian fees	219,966
Administration fees (Note C)	128,901
Legal fees	120,413
Directors' fees	97,018
Audit and tax fees	66,610
Accounting fees	52,314
Printing (Note C)	45,380
Shareholder servicing fees	20,673
Insurance	5,886
Stock exchange listing fees	1,955
Indian capital gains tax (Note B)	1,782
Brazilian taxes (Note B)	921
Miscellaneous	17,857
Total Expenses	2,860,020
Less: Fee waivers (Note C)	(62,284)
Net Expenses	2,797,736
Net Investment Income	61,471
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain from:
Investments	19,530,289
Foreign currency related transactions	35,985
Net increase from payments by affiliates on the disposal of investments in violation of restrictions (Note C)	388,351
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	83,019,422
Net realized and unrealized gain on investments and foreign currency related transactions	102,974,047
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$103,035,518

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Statements of Changes in Net Assets

	For the Fiscal Years Ended
	October 31, 2007	October 31, 2006
INCREASE IN NET ASSETS
Operations:
Net investment income	$61,471	$117,485
Net realized gain on investments and foreign currency related transactions	19,566,274	13,465,140
Net increase from payments by affiliates on the disposal of investments in violation of restrictions (Note C)	388,351	—
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	83,019,422	28,947,017
Net increase in net assets resulting from operations	103,035,518	42,529,642
Dividends to shareholders:
Net investment income	(189,340)	—
Capital share transactions (Note I):
Cost of 56,217 and 26,500 shares purchased under the share repurchase program	(1,061,184)	(307,233)
Total increase in net assets	101,784,994	42,222,409
NET ASSETS
Beginning of year	152,045,095	109,822,686
End of year *	$253,830,089	$152,045,095

* Including undistributed net investment income of $93,579 and $185,463, respectively.

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Financial Highlights§

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

	For the Fiscal Years Ended October 31,			For the Eleven Months Ended October 31,		For the Fiscal Years Ended November 30,
	2007	2006	2005	2004§§		2003	2002		2001
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$17.67	$12.72	$9.95	$8.17		$7.30	$8.42		$10.35
Net investment income/(loss)	0.01 †	0.01 †	0.02 †	0.01	†	(0.10)†	(0.15	)†††	(0.12)††
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	12.02 *	4.93	2.74	1.70		0.97	(1.03)		(1.88)
Net increase/(decrease) in net assets resulting from operations	12.03	4.94	2.76	1.71		0.87	(1.18)		(2.00)
Dividends and distributions to shareholders:
Net investment income	(0.02)	—	—	—		—	—		—
Net realized gain on investments and foreign currency related transactions.	—	—	—	—		—	—		—
Total dividends and distributions to shareholders	(0.02)	—	—	—		—	—		—
Anti-dilutive impact due to capital shares tendered or repurchased	0.01	0.01	0.01	0.07		—	0.06		0.07
Net asset value, end of period	$29.69	$17.67	$12.72	$9.95		$8.17	$7.30		$8.42
Market value, end of period	$28.08	$16.00	$10.91	$8.52		$6.85	$6.22		$6.88
Total investment return (a)	75.68%	46.65%	28.05%	24.38%		10.13%	(9.59)%		(10.50)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$253,830	$152,045	$109,823	$86,351		$74,899	$66,937		$90,771
Ratio of expenses to average net assets (b)	1.50%	1.62%	1.93%	1.81	%(c)	1.77%	1.90%		1.76%
Ratio of expenses to average net assets, excluding taxes	1.50%	1.60%	1.92%	1.81	%(c)	1.77%	1.77%		1.74%
Ratio of net investment income/(loss) to average net assets	0.03%	0.09%	0.15%	0.13	%(c)	(1.33)%	(1.89)%		(1.18)%
Portfolio turnover rate	26.47%	39.79%	80.95%	71.57%		120.31%	94.89%		82.16%

§  Per share amounts prior to November 3, 2000 have been restated to reflect a conversion factor of 0.9994 for shares issued in connection with the merger of The Emerging Markets Infrastructure Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.

§§  On August 9, 2004, the Fund's Board of Directors approved a change in the Fund's fiscal year-end from November 30 to October 31. The financial highlights for 2004 represent the eleven-month period beginning on December 1, 2003 and ending October 31, 2004.

†  Based on average shares outstanding.

*  The investment adviser fully reimbursed the Fund for a loss on a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced the amount by $0.04 (Note C).

††  Based on shares outstanding on November 21, 2001 (prior to the 2001 tender offer) and November 30, 2001.

†††  Based on shares outstanding on November 6, 2002 (prior to the 2002 tender offer) and November 30, 2002.

(a)  Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(b)  Ratios shown are inclusive of Brazilian transaction, Indian capital gains and Chilean repatriation taxes, if any.

(c)  Annualized.

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Financial Highlights§

	For the Six Months Ended November 30,		For the Fiscal Years Ended May 31,
	2000		2000	1999	1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$18.36		$12.13	$16.37	$21.54
Net investment income/(loss)	(0.14	)†	(0.20)†	(0.04)†	(0.06)
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(4.78)		6.14	(2.41)	(1.40)
Net increase/(decrease) in net assets resulting from operations	(4.92)		5.94	(2.45)	(1.46)
Dividends and distributions to shareholders:
Net investment income	—		—	—	(0.09)
Net realized gain on investments and foreign currency related transactions.	(3.09)		—	(1.96)	(3.62)
Total dividends and distributions to shareholders	(3.09)		—	(1.96)	(3.71)
Anti-dilutive impact due to capital shares tendered or repurchased	—		0.29	0.17	—
Net asset value, end of period	$10.35		$18.36	$12.13	$16.37
Market value, end of period	$7.688		$13.508	$9.819	$13.008
Total investment return (a)	(28.46)%		37.58%	(9.99)%	(4.57)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$131,325		$130,300	$94,026	$138,023
Ratio of expenses to average net assets (b)	1.91	%(c)	2.24%	2.09%	2.32%
Ratio of expenses to average net assets, excluding taxes	1.91	%(c)	2.04%	2.01%	1.82%
Ratio of net investment income/(loss) to average net assets	(1.50	)%(c)	(1.15)%	(0.33)%	(0.29)%
Portfolio turnover rate	51.72%		113.75%	179.66%	162.58%

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Notes to Financial Statements
October 31, 2007

Note A. Organization

The Emerging Markets Telecommunications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

Note B. Significant Accounting Policies

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. At October 31, 2007, the Fund held 5.45% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of $18,167,391 and fair value of $13,839,395. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

Short-Term Investment: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Notes to Financial Statements (continued)
October 31, 2007

Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

Taxes: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments. For the fiscal year ended October 31, 2007, the Fund did not incur such expense.

For the fiscal year ended October 31, 2007, the Fund earned $16,671 in capital gains from investments in Indian securities, for which it paid $1,782 in capital gains tax.

Brazil imposes a Contribução Provisoria sobre Movimentaçãoes Financieras ("CPMF") tax that applies to foreign exchange transactions related to dividends carried out by financial institutions. The tax rate is 0.38%. For the fiscal year ended October 31, 2007, the Fund incurred $921 of such expense.

For Chilean securities the Fund accrues foreign taxes on realized gains as a liability and reduction of realized/unrealized gains in an amount equal to what the Fund would owe if the securities were sold on valuation date. Taxes on foreign income are recorded when the related income is recorded. For the fiscal year ended October 31, 2007, the Fund accrued no such expense.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (I)  market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

  (II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Notes to Financial Statements (continued)
October 31, 2007

the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

Securities Lending: The market value of securities out on loan to brokers at October 31, 2007, was $22,179,329, for which the Fund has received cash as collateral of $22,546,545. Such cash collateral was reinvested into an overnight repurchase agreement with Bear, Stearns & Co. Inc. ("Bear Stearns"), which was in turn collateralized by U.S. Treasury Strips with a value of $23,204,162. Security loans are required at all times to have collateral at least equal to 100% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. During the fiscal year ended October 31, 2007, total earnings from the investment of cash collateral received by the Fund in a securities lending arrangement with Bear, Stearns Securities Corp. as the sole borrower was $941,712, of which $842,423 was rebated to Bear, Stearns Securities Corp. The Fund retained $99,289 from the cash collateral investment.

Distributions of Income and Gains: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

Partnership Accounting Policy: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

Other: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund is sector concentrated and therefore invests a high percentage of its assets in the telecommunications sector. As a result, the financial, economic, business and political developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Notes to Financial Statements (continued)
October 31, 2007

and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. Under normal market conditions, it will invest not less than 80% of its net assets in a group of related industries within the telecommunications sector of the market.

The Fund, subject to local investment limitations, may invest up to 25% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At October 31, 2007, the Fund had no such agreements, other than the cash collateral received that was reinvested in a repo under the Fund's securities lending program.

Note C. Agreements

Credit Suisse Asset Management, LLC ("Credit Suisse"), serves as the Fund's investment adviser with respect to all investments. Credit Suisse receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. Credit Suisse has agreed to waive a portion of the advisory fee. For the fiscal year ended October 31, 2007, Credit Suisse earned $2,080,344 for advisory services, of which Credit Suisse waived $62,284. Credit Suisse also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended October 31, 2007, Credit Suisse was reimbursed $14,276 for administrative services rendered to the Fund.

Credit Suisse Asset Management Limited ("Credit Suisse Ltd. U.K.") an affiliate of Credit Suisse, is sub-investment adviser to the Fund. Credit Suisse Ltd. U.K.'s sub-investment advisory fees is paid by Credit Suisse out of Credit Suisse's net investment advisory fee and is not paid by the Fund.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Notes to Financial Statements (continued)
October 31, 2007

Credit Suisse reimbursed the Fund for a $388,351 loss incurred on a transaction in October 2007 not meeting the Fund's investment guidelines. The reimbursement was recorded as a receivable as of October 31, 2007 and Credit Suisse subsequently made the payment in November 2007.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is calculated weekly based on the Fund's average weekly net assets. For the fiscal year ended October 31, 2007, BSFM earned $114,625 for administrative services.

BankBoston, N.A., Sao Paulo ("BBNA") serves as the Fund's administrator with respect to Brazilian investments. BBNA is paid for its services out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on the average month end Brazilian assets of the Fund.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the fiscal year ended October 31, 2007, Merrill was paid $41,859 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

Note D. Capital Stock

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 8,550,144 shares outstanding at October 31, 2007, Credit Suisse owned 14,333 shares.

Note E. Investment In Securities

For the fiscal year ended October 31, 2007, purchases and sales of securities, other than short-term investments, were $53,945,328 and $48,862,406, respectively.

Note F. Credit Facility

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. During the fiscal year ended October 31, 2007, the Fund had no borrowings under the Credit Facility.

Note G. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.

For the Fiscal year ended October 31, 2007 the Fund paid $189,340 in distributions, classified as Ordinary Income. There were no distributions made during the fiscal year ended October 31, 2006.

The tax basis of components of distributable earnings differ from the amounts reflected in the statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales. At October 31, 2007, the

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Notes to Financial Statements (continued)
October 31, 2007

components of distributable earnings on a tax basis, for the Fund were as follows:

Undistributed ordinary income	$93,579
Accumulated net realized loss	(40,745,447)
Unrealized appreciation	129,845,329
Total distributable earnings	$89,193,461

At October 31, 2007, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $40,745,447. This amount is subject to Internal Revenue Code limitations. Capital loss carryforwards of $17,743,207, $17,356,479 and $5,645,761 expire 2009, 2010, and 2011, respectively. It is uncertain whether the Fund will be able to realize the benefits before they expire. During the fiscal year ended October 31, 2007, the Fund utilized capital loss carryforwards of $19,481,611.

At October 31, 2007, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $144,997,011, $134,691,911, $(5,269,228) and $129,422,683, respectively.

At October 31, 2007, the Fund reclassified $35,985 from accumulated net realized gain on investments and foreign currency related transactions to accumulated net investment income. Net assets were not affected by these reclassifications.

Note H. Restricted Securities

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

Security	Number of Shares	Acquisition Date(s)	Cost	Fair Value At 10/31/07	Value per Share	Percent of Net Assets	Distributions Received	Open Commitments
BPA Israel Ventures LLC	1,674,587	10/05/00 – 12/09/05	$1,187,922	$1,104,815	$0.66	0.43	$—	$625,413
Concord Ventures Fund II, L.P.	3,840,000	03/29/00 – 04/12/06	2,480,480	1,108,243	0.29	0.43
	160,000	12/15/06	152,714	46,177	0.29	0.02
	4,000,000		2,633,194	1,154,420		0.45	258,608	—
Emerging Markets Ventures I, L.P.	7,248,829	01/22/98 – 01/10/06	3,316,480	2,693,230	0.37	1.06	5,568,419	851,172
Exxel Capital Partners V, L.P.	1,897,761	05/11/98 – 12/03/98	380,481	0	0.00	0.00	205,185	—
Formula Ventures L.P.	1,500,000	08/06/99 – 06/14/04	259,527	16,665	0.01	0.01	496,915	—
Giza GE Venture Fund III, L.P.	2,640,000	01/31/00 – 07/03/06	1,722,071	1,690,445	0.64	0.66
	110,000	11/23/06	101,580	70,435	0.64	0.03
	2,750,000		1,823,651	1,760,880		0.69	639,360	—

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Notes to Financial Statements (continued)
October 31, 2007

Security	Number of Shares	Acquisition Date(s)	Cost	Fair Value At 10/31/07	Value per Share	Percent of Net Assets	Distributions Received	Open Commitments
JPMorgan Latin America Capital Partners L.P.	2,148,516	04/10/00 – 06/27/06	$639,555	$658,324	$0.31	0.26
	8,697	12/21/06	6,978	2,665	0.31	0.00
	2,157,213		646,533	660,989		0.26	$2,441,824	$631,209
K.T. Concord Venture Fund L.P.	2,000,000	12/08/97 – 09/29/00	1,340,180	269,196	0.13	0.11	1,241,168	—
Neurone Ventures II, L.P.	573,684	11/24/00 – 04/17/06	108,463	217,969	0.38	0.09
	30,000	12/26/06	26,627	11,398	0.38	0.00
	603,684		135,090	229,367		0.09	281,154	157,500
SVE Star Ventures Enterprises GmbH & Co. No. IX KG	1,750,000	12/21/00 – 05/04/06	1,411,007	952,402	0.54	0.38
	1,470	02/28/07	0	800	0.54	0.00
	150,000	08/06/07	159,312	81,635	0.54	0.03
	1,901,470		1,570,319	1,034,837		0.41	300,221	100,000
Technology Crossover Ventures IV, L.P.	1,807,600	03/08/00 – 07/24/06	532,098	746,741	0.41	0.30
	14,600	01/10/07	12,734	6,032	0.41	0.00
	70,400	07/02/07	68,391	29,083	0.41	0.01
	10,000	09/06/07	9,715	4,131	0.41	0.00
	1,902,600		622,938	785,987		0.31	1,515,567	97,400
Telesoft Partners L.P.	1,250,000	07/22/97 – 06/07/01	158,405	24,712	0.02	0.01	7,203,101	—
Telesoft Partners II QP, L.P.	1,920,000	07/14/00 – 06/06/06	878,585	886,311	0.46	0.35
	120,000	4/18/07	110,848	55,394	0.46	0.02
	2,040,000		989,433	941,705		0.37	989,561	360,000
The Renaissance Fund LDC	160	03/30/94 – 03/21/97	481,857	57,845	361.53	0.02	1,497,612	—
TVG Asian Communications Fund II, L.P.	3,622,118	06/07/00 – 10/27/05	1,790,961	2,018,911	0.56	0.80	2,229,650	377,882
Walden-Israel Ventures III, L.P.	1,070,438	02/23/01 – 08/01/06	737,517	996,256	0.93	0.39
	96,250	11/02/06	92,903	89,580	0.93	0.04
	1,166,688		830,420	1,085,836		0.43	789,972	208,313
Total			$18,167,391	$13,839,395		5.45	$25,658,317	$3,408,889

The Fund may incur certain costs in connection with the disposition of the above securities.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Notes to Financial Statements (continued)
October 31, 2007

Note I. Share Repurchase Program/
Self-Tender Policy

Share Repurchase Program: The Board of Directors of the Fund, at a meeting held on November 21, 2003, authorized management to make open market purchases from time to time in an amount up to 10% of the Fund's outstanding shares whenever the Fund's shares are trading at a discount to net asset value of 15% or more. Open market purchases may also be made within the discretion of management if the discount is less than 15%. In May 2007, the Fund's Board of Directors approved a reduction of the threshold that would trigger potential share repurchases from 15% to 12%. Also in May 2007, the Fund's Board approved that open market purchases can also be made within the discretion of management where the discount is less than 12%. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund's website on a monthly basis. For the fiscal year ended October 31, 2007, the Fund repurchased 56,217 of its shares for a total cost of $1,061,184 at a weighted discount of 10.11% from its net asset value. For the fiscal year ended October 31, 2006, the Fund repurchased 26,500 of its shares for a total cost of $307,233 at a weighted discount of 13.13% from its net asset value.

Self-Tender Policy: In January 2005, the Fund adopted a policy to make annual self-tenders for its shares of common stock. Each annual self-tender will be in the amount equal to the net proceeds realized by the Fund during the year from its illiquid private equity investments less any capital commitments that are funded during that year, commencing with a self-tender in an amount equal to such net proceeds as are realized by the Fund during 2005. In May 2007, the Fund's Board of Directors has determined to discontinue the self-tender policy, based primarily on the marked reduction in the percentage of the Fund invested in private equity holdings since 2005, and the relatively small discount at which the Fund shares have been recently trading.

Note J. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note K. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Notes to Financial Statements (continued)
October 31, 2007

application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required in subsequent reports.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
The Emerging Markets Telecommunications Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian, brokers, and private equity issuers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
December 26, 2007

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On February 15, 2007, the Annual Meeting of Shareholders of the Fund (the "Meeting") was held and the following matter was voted upon:

(1)  To re-elect three directors to the Board of Directors of the Fund:

Name of Director	For	Withheld
Enrique R. Arzac (Class III)	5,599,672	123,876
James J. Cattano (Class III)	5,602,108	121,440
Lawrence Haber (Class III)	5,599,107	124,441

In addition to the directors elected at the Meeting, Walter Eberstadt, Phillip Goldstein, Steven N. Rappaport, and Martin M. Torino continued as directors of the Fund.

Subsequent to this Meeting, Phillip Goldstein resigned as a director of the Fund.

ANNUAL CERTIFICATIONS (UNAUDITED)

The Fund's Chief Financial Officer has filed an annual certification with the AMEX that, as of the date of the certification, he was unaware of any violation by the Fund of the AMEX's corporate governance listings standards. The Fund's Chief Executive Officer and Chief Financial Officer have also filed certifications with the SEC as part of the Fund's Form N-CSR filings that cover certain public disclosure documents of the Fund, including its annual and semi-annual reports to shareholders.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010-3629 (1941)	Director; Chairman of the Board; Nominating Committee Chairman and Audit Committee Member	Since 1996; Chairman since 2005; current term ends at the 2010 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	36	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of the Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company)

James J. Cattano c/o Primary Resources, Inc. 5100 Tamiami Trail N. Naples, FL. 34103 (1943)	Director; Nominating Committee Member and Audit Committee Chairman	Since 1993; current term ends at the 2010 annual meeting	President, Primary Resources Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996	7	None

Walter Eberstadt Lazard Freres & Co. 30 Rockefeller Plaza New York, NY 10020 (1921)	Director; Nominating and Audit Committee Member	Since 2005; current term ends at the 2009 annual meeting	Limited Managing Director in Lazard Freres & Co. since 1969	1	None

Steven N. Rappaport Lehigh Court, LLC 555 Madison Ave, 29th Floor New York, New York 10022 (1948)	Director; Nominating and Audit Committee Member	Since 2006; current term ends at the 2009 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) since July 2002	36	Director of iCAD Inc. (Surgical & Medical Instruments & Appartus); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC (a plywood manufacturing company)

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors—(continued)

Martin M. Torino c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010-3629 (1949)	Director; Nominating and Audit Committee Member	Since 1993; current term ends at the 2008 annual meeting	Chief Executive Officer and Director of Celsur Logistica S.A. (Logistics) since 2002; Chairman of the Board of Ingenio y Refineria San Martin Del Tabacal S.A. (sugar refinery) from August 1996 to 2000	3	None

Interested Director*

Lawrence D. Haber Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010-3629 (1951)	Director; Chief Executive Officer and President	Since 2006; current term ends at the 2010 annual meeting	Managing Director and Chief Operating Officer of Credit Suisse; Member of Credit Suisse's Management Committee; Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003	7	None

*  Mr. Haber is a director who is an "interested person" of the Fund as defined under the Investment Company Act of 1940, as amended.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)

Position(s) Name, Address (Year of Birth)	Length Held with Fund	of Time Served	Principal Occupation(s) During Past Five Years
Officers

Neil Gregson c/o Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010-3629 (1962)	Chief Investment Officer	Since 2005	Managing Director of Credit Suisse Asset Management Limited ("Credit Suisse Ltd. U.K."); Associated with Credit Suisse Ltd. U.K. since 1990

Stephen Parr c/o Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010-3629 (1960)	Investment Officer	Since 2007	Director of Credit Suisse Asset Management Limited ("Credit Suisse Ltd. U.K."); Associated with Credit Suisse Ltd. U.K. since 2001

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010-3629 (1959)	Chief Financial Officer	Since 1993	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010-3629 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010-3629 (1967)	Chief Legal Officer since 2006; Senior Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010-3629 (1965)	Treasurer	Since 1999	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

  •  By calling 1-800-293-1232;

  •  On the Fund's website, www.credit-suisse.com/us

  •  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Emerging Markets Telecommunications Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

CLOSED-END FUNDS

Single Country
The Chile Fund, Inc. (AMEX: CH)
The First Israel Fund, Inc. (AMEX: ISL)
The Indonesia Fund, Inc. (AMEX: IF)

Multiple Country
The Emerging Markets Telecommunications Fund, Inc. (AMEX: ETF)
The Latin America Equity Fund, Inc. (AMEX: LAQ)

Fixed Income
Credit Suisse Asset Management Income Fund, Inc. (AMEX: CIK)
Credit Suisse High Yield Bond Fund (AMEX: DHY)

Literature Request—Call today for free descriptive information on the closed-end funds listed above at 800-293-1232 or visit our website at www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Absolute Return Fund

Credit Suisse Cash Reserve Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Global Fixed Income Fund

Credit Suisse Global Small Cap Fund

Credit Suisse High Income Fund

Credit Suisse International Focus Fund

Credit Suisse Japan Equity Fund

Credit Suisse Large Cap Blend Fund

Credit Suisse Large Cap Growth Fund

Credit Suisse Large Cap Value Fund

Credit Suisse Mid-Cap Core Fund

Credit Suisse Short Duration Bond Fund

Credit Suisse Small Cap Core Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

Credit Suisse Asset Management Securities, Inc., Distributor.

This page left intentionally blank.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac  Chairman of the Board of
Directors

James J. Cattano  Director

Walter Eberstadt  Director

Lawrence Haber  Director, Chief Executive
Officer and President

Steven N. Rappaport  Director

Martin M. Torino  Director

Neil Gregson  Chief Investment Officer

Stephen Parr  Investment Officer

J. Kevin Gao  Chief Legal Officer,
Senior Vice President
and Secretary

Emidio Morizio  Chief Compliance Officer

Michael A. Pignataro  Chief Financial Officer

Robert Rizza  Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, NY 10010

INVESTMENT SUB-ADVISER

Credit Suisse Asset Management Limited
One Cabot Square
London, E14 4QJ

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

PricewaterhouseCoopers LLP
100 East Pratt Street
Baltimore, MD 21202

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

ETF-AR-1007

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2007. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2007.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended October 31, 2006 and October 31, 2007.

	2006	2007
Audit Fees	$50,800	$52,300
Audit-Related Fees(1)	$3,250	$3,340
Tax Fees(2)	$8,100	$8,345
All Other Fees	—	—
Total	$62,150	$63,985

(1)          Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,250 in 2006 and $3,340 in 2007).

(2)          Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2006 and October 31, 2007.

	2006	2007
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

2

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2006	2007
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

3

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended October 31, 2006 and October 31, 2007:

	2006	2007
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended October 31, 2006 and October 31, 2007 were $11,350 and $11,685, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The members of the committee are Enrique R. Arzac, James Cattano, Walter Eberstadt, Steven N. Rappaport and Martin Torino.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

4

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the

5

Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is part of the asset management business of Credit Suisse one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for five years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

6

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

7

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

8

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are

9

lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

10

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

11

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote

12

for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the

13

private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

14

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check

15

preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

16

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

17

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 17, 2007

18

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the Chief Investment Officer and Investment Officer of The Emerging Markets Telecommunications Fund, Inc., as of October 31, 2007, is set forth below.

Neil Gregson Chief Investment Officer Since 2005	Managing Director of Credit Suisse Asset Management Limited (“CSAML”); Associated with CSAML since 1990; Officer of other Credit Suisse Funds

Date of Birth: 05/10/62

Stephen Parr Investment Officer Since 2007	Director of CSAML; Associated with CSAML since 2001

Date of Birth: 06/13/60

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Mr. Gregson and Mr. Parr and the total assets managed within each category as of October 31, 2007.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Neil Gregson	8	$1,304 million	6	$2,679 million	0	N/A

Stephen Parr	3	$492 million	1	$92.6 million	0	N/A

No advisory fee is paid based on performance for any of the accounts listed above.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Portfolio’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the

19

Portfolio and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Portfolio.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

Credit Suisse’s compensation to the portfolio managers of the Fund set out below includes both a fixed base salary component and bonus component.  The bonus component is composed of two parts.  The first part of the bonus component is discretionary and generally is determined by considering various factors, such as the assets held in the Fund and other accounts managed by a portfolio manager, business growth, teamwork, management, corporate citizenship, etc.  The second part of the bonus generally is determined by the pre-tax investment performance of products, including the Fund, for which the portfolio manager is responsible (“Performance-Based Bonus”).  Credit Suisse considers both the short-term (generally over a one-year period) and long-term (generally over a three-year period) performance of a portfolio manager relative to selected benchmarks in determining the portfolio manager’s bonus.  The following table sets forth the benchmark and peer group used over a one-year or three-year period in determining each portfolio manager’s Performance-Based Bonus.

20

Neil Gregson	MSCI Eastern Europe	Lipper Hindsight LUX Eastern Europe

	MSCI Emerging Europe	Lipper Hindsight Global Emerging Markets

MSCI Global Emerging Markets

Lipper Emerging Markets Fund

Lipper Emerging Europe

Lipper Latin American Fund

Stephen Parr	MSCI Emerging Markets Telecommunications Services	N/A

A portion of the bonus may be paid in phantom shares of Credit Suisse group stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.  A portion of the bonus will receive the notional return of the portfolio(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse, all portfolio managers participate in Credit Suisse’s profit sharing and 401(k) plans.

Securities Ownership.  As of October 31, 2007, Mr. Gregson and Mr. Parr did not own any shares of the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly announced Plans	(d) Maximum Number of Shares that may yet be purchase under the Plan
May 1st through May 31st	0	$0.00	0	358,562
June 1st through June 30th	0	$0.00	0	358,562
July 1st through July 31st	0	$0.00	0	358,562
August 1st through August 31st	52,217	$19.30	52,217	306,345
September 1st through September 30th	0	$0.00	0	306,345
October 1st through October 31st	0	$0.00	0	306,345

21

(a)          The plan was announced December 4, 2003.

(b)         10% of the Fund’s outstanding shares.

(c)          There is no expiration date of the plan.

(d)         Not applicable.

(e)          Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated December 28, 2007.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)       The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)       Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

22

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

/s/ Lawrence D. Haber
Name:	Lawrence D. Haber
Title:	Chief Executive Officer
Date:	January 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Lawrence D. Haber
Name:	Lawrence D. Haber
Title:	Chief Executive Officer
Date:	January 8, 2008

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	January 8, 2008

23